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                                  Exhibit 23


                     Consent of Independent Accountants.
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                                                                     EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-69042) of A. Schulman, Inc. of our report dated October 16, 1995 appearing on page 27 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page F-1 of this Form 10-K.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP



Cleveland, Ohio
November 22, 1995